UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

DERMATA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40739	86-3218736
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3525 Del Mar Heights Rd., #322, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 800-2543

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	DRMA	The Nasdaq Capital Market
Warrants, exercisable for one share of Common Stock	DRMAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01. Regulation FD Disclosure.

On April 15, 2025, Dermata Therapeutics, Inc. (the “Company”) issued a press release announcing additional topline results from the Company’s first pivotal Phase 3 Spongilla Treatment for Acne Research (STAR-1) trial of XYNGARI™, a novel, once-weekly, topical product candidate for the treatment of moderate-to-severe acne. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

On April 15, 2025, the Company announced additional topline results from the Company’s first pivotal Phase 3 Spongilla Treatment for Acne Research (STAR-1) trial of XYNGARI™, a novel, once-weekly, topical product candidate for the treatment of moderate-to-severe acne. The Company announced that additional analysis of topline data from its Phase 3 STAR-1 trial showed that XYNGARI™ had a statistically significant difference from placebo on three efficacy endpoints as early as week 4, which occurred after just four treatments with XYNGARI™.

XYNGARI™ Phase 3 STAR-1 Topline 4 Week Efficacy Results

In an intent to treat analysis, the Company saw statistically significant differences in IGA treatment success, inflammatory lesion count, and non-inflammatory lesion count at week 4 (earliest measured timepoint) when compared to placebo.

Investigator Global Assessment (IGA): Patients achieving a 2-point reduction AND score of 0 or 1 (“clear” or “almost clear”)

Week 4
XYNGARI™ (n=342)	11.9%
Placebo (n=178)	6.2%
p-value	p < 0.05

Mean change from baseline in inflammatory lesion count

Week 4
XYNGARI™ (n=342)	-11.4
Placebo (n=178)	-8.6
p-value	p < 0.001

Mean change from baseline in non-inflammatory lesion count

Week 4
XYNGARI™ (n=342)	-12.4
Placebo (n=178)	-8.8
p-value	p < 0.001

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated April 15, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMATA THERAPEUTICS, INC.

Dated: April 15, 2025	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	Chief Executive Officer

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